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                                                                    EXHIBIT 10.6

                               SECURITY AGREEMENT

      SECURITY AGREEMENT, dated as of July 28, 2005 (as may be amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), among ARTISTDirect, Inc., a Delaware corporation (the "Company"), and each of the other undersigned grantors (together with the Company, each being referred to individually as a "Grantor," and collectively the "Grantors") and U.S. Bank National Association, a national banking association, as collateral agent (the "Collateral Agent") for the Collateral Agent and the Holders (as defined below) (collectively, the "Secured Parties").

                             PRELIMINARY STATEMENTS

      A. ARTISTDirect, Inc., a Delaware corporation (the "Company"), the Initial Purchasers named therein (such Initial Purchasers, together with all holders of the Notes, the "Holders") and the Collateral Agent have entered into a Note and Warrant Purchase Agreement dated as of the date hereof (as may be amended, restated, supplemented, or otherwise modified from time to time, and any replacement or refinancing thereof, the "Note and Warrant Purchase Agreement").

      B. The Company owns all of the issued and outstanding capital stock of the Subsidiaries.

      C. It is a requirement under the Note and Warrant Purchase Agreement that each Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the promises contained herein, in order to induce the Holders to purchase the Notes under the Note and Warrant Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees with the Collateral Agent as follows

      Section 1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Note and Warrant Purchase Agreement. All terms defined in the Uniform Commercial Code of the State of New York (the "UCC") and used herein shall have the same definitions herein as specified therein; provided, however, that the term "instrument" shall be such term as defined in Article 9 of the UCC rather than
Article 3. For purposes of this Agreement, "Obligations" shall mean, with respect to the Company, all Obligations as defined in the Note and Warrant Purchase Agreement.

      Section 2. Grant of Security Interest.

      (a) Collateral Granted. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Creditors, to secure the payment and performance in full of all of the Obligations under the Note and Warrant Purchase Agreement and the other Transaction

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Documents, a security interest in and so pledges and assigns to the Collateral
Agent, for the benefit of the Secured Creditors, all of such Grantor's right, title and interest in the following properties, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"):

      All personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables if any), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles).

      (b)   Delivery of Instruments, etc.

      (i) Pursuant to the terms of the Pledge Agreement and hereof, each Grantor has endorsed, assigned and delivered to the Collateral Agent all negotiable or non-negotiable instruments, certificated securities and chattel paper pledged by it hereunder and under the Pledge Agreement, together with instruments of transfer or assignment duly executed in blank as the Collateral Agent may have specified. In the event that any Grantor shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments, certificated securities or chattel paper to be pledged by it hereunder, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

      (ii) To the extent that any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall, at the request of the Collateral Agent, cause such securities intermediary or (as the case may be) commodity intermediary, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, without further consent of such Grantor or such nominee.

      (iii) To the extent that any Grantor is a beneficiary under any written letter of credit now or hereafter issued in favor of such Grantor, such Grantor shall deliver such letter of credit to the Collateral Agent. The Collateral Agent shall from time to time, at the request and expense of such Grantor, make such arrangements with such Grantor as are in the Collateral Agent's reasonable judgment necessary and appropriate so that such Grantor may make any drawing to which such Grantor is entitled under such letter of credit, without impairment of the Collateral Agent's perfected security interest in such Grantor's rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Collateral Agent's request, each Grantor shall, for any letter of credit, whether or not written, now or hereafter issued in favor of such Grantor as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an

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assignment of proceeds form, in favor of the Collateral Agent and satisfactory to the Collateral Agent and such issuer or (as the case may be) such confirmer, requiring the proceeds of any drawing under such letter of credit to be paid directly to the Collateral Agent for application as provided in Section 0 hereof.

      (c) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim, such Grantor shall immediately notify the Collateral Agent in a writing signed by such Grantor of the particulars thereof and grant to the Collateral Agent, for the benefit of the Secured Creditors, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

      (d) Authorization to File Financing Statements. Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (A) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of such jurisdiction, or (B) as being of an equal or lesser scope or with greater detail, and (ii) provide any other information required by Part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and, (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Collateral Agent promptly upon the Collateral Agent's request. Each Grantor also ratifies its authorization for the Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

      (e) Further Actions. Each Grantor shall at any time and from time to time, take such steps as the Collateral Agent may reasonably request for the Collateral Agent (i) to obtain an acknowledgement, in form and substance satisfactory to the Collateral Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Collateral Agent,
(ii) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in UCC Article 9 with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Collateral Agent, and (iii) otherwise to insure the continued perfection and priority of the Collateral Agent's security interest in any of the Collateral and of the preservation of its rights therein.

      Section 3. Title to Collateral, etc. Each Grantor is the owner of its respective Collateral free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and Permitted Liens. None of the Collateral constitutes, or is the proceeds of, "farm products" as defined in Section 9-102(a)(34) of the UCC. None of the account debtors in respect of any accounts, chattel paper or general intangibles and none of the obligors

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in respect of any instruments included in the Collateral is a Governmental
Authority subject to the Federal Assignment of Claims Act.

      Section 4. Continuous Perfection. Each Grantor's place of business or, if more than one, chief executive office is indicated on such Grantor's Perfection Certificate delivered to the Collateral Agent herewith (each a "Perfection Certificate" and together "Perfection Certificates"), the form of which is attached hereto as Exhibit A. In furtherance of, and not in limitation of the additional restrictions contained in the Note and Warrant Purchase Agreement, no Grantor will change its jurisdiction of formation without providing at least thirty (30) days prior written notice to the Collateral Agent. In addition, each Grantor shall notify the Collateral Agent in writing of any change in its name, identity or corporate structure within fifteen (15) days of such change. The Collateral, to the extent not delivered to the Collateral Agent pursuant to
Section 2(b), will be kept at those locations listed on the Perfection Certificate and no Grantor will remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Collateral Agent.

      Section 5. No Liens. Except for the security interest herein granted and Permitted Liens, each Grantor shall be the owner of its respective Collateral free from any lien, security interest or other encumbrance, and each Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Collateral Agent or any of the Secured Creditors. No Grantor shall pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Collateral Agent, for the benefit of the Secured Creditors, except for Permitted Liens.

      Section 6. No Transfers. No Transfers. No Grantor will sell or offer to sell or otherwise transfer any Collateral or any interest therein except as permitted by the Note and Warrant Purchase Agreement.

      Section 7. Insurance.

      (a) Maintenance of Insurance. Each Grantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that such Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Collateral Agent. In addition, all such casualty or physical hazard insurance shall be payable to the Collateral Agent as loss payee under a "standard" or "New York" loss payee clause for the benefit of the Secured Creditors. Without limiting the foregoing, each Grantor will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages (to the extent necessitated by the geographic area of the property) and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance

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against claims of bodily injury, death or property damage occurring, on, in or about the properties of such Grantor; business interruption insurance; and product liability insurance.

      (b) Notice of Cancellation, etc. All policies of insurance shall provide for at least thirty (30) days' prior written cancellation notice to the Collateral Agent. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Collateral Agent may, at its option, provide such insurance and charge the amount thereof to such Grantor. Each Grantor shall furnish the Collateral Agent with certificates of insurance and policies evidencing compliance with the foregoing insurance provisions.

      Section 8. Maintenance of Collateral.

      (a) The Grantors will keep any tangible Collateral in good condition (ordinary wear and tear excepted), repair and working order and will not use the same in violation of law or any policy of insurance thereon. The Collateral Agent, or its designee, may inspect the Collateral at any reasonable time, wherever located. The Grantors shall use commercially reasonable efforts to obtain consents from any owners of any real property upon which any Collateral is located, granting permission to the Collateral Agent to enter such property for the purposes of inspecting the Collateral and otherwise enforcing its rights under this Agreement, the Pledge Agreement and the Note and Warrant Purchase Agreement with respect to the Collateral. The Grantors will pay promptly when due all taxes, assessments, governmental charges, levies and claims upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement; provided, that no Grantor shall not be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP. Each Grantor has at all times operated, and each Grantor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended.

      Section 9. Collateral Protection Expenses; Preservation of Collateral.

      (a) Expenses Incurred by Collateral Agent. In its discretion, the Collateral Agent may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto after the occurrence and during the continuance of an Event of Default and pay any necessary filing fees. The Grantors agree to reimburse the Collateral Agent on demand for any and all reasonable expenditures so made. The Collateral Agent shall have no obligation to any Grantor to make any such expenditures, nor shall the making thereof relieve any Grantor of any default.

      (b) Collateral Agent's Obligations and Duties. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by such Grantor thereunder. Neither the Collateral Agent nor any Secured Creditor shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any Secured Creditor of any payment relating to any of the Collateral, nor shall the Collateral Agent or any Secured Creditor be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such contract or agreement, to make inquiry as to the

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nature or sufficiency of any payment received by the Collateral Agent or any
Secured Creditor in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Collateral Agent or to which the Collateral Agent or any Secured Creditor may be entitled at any time or times. The Collateral Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Collateral in the same manner as the Collateral Agent deals with similar property for its own account.

      Section 10. Securities and Deposits.

      (a) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (a) transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations and/or (b) demand, sue for, collect, or make any settlement or compromise that it deems desirable with respect to the Collateral.

      Section 11. Notification to Account Debtors and Other Obligors.

      (a) If an Event of Default shall have occurred and be continuing, each Grantor shall, at the request of the Collateral Agent, notify account debtors on accounts, chattel paper and general intangibles of such Grantor and obligors on instruments for which such Grantor is an obligee of the security interest of the Collateral Agent in any account, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Collateral Agent or to any financial institution designated by the Collateral Agent as the Collateral Agent's agent therefor, and the Collateral Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon any Grantor, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, chattel paper, general intangibles and instruments received by such Grantor as trustee for the Collateral Agent, for the benefit of the Secured Creditors, without commingling the same with other funds of such Grantor and shall turn the same over to the Collateral Agent in the identical form received, together with any necessary endorsements or assignments. The Collateral Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles and instruments received by the Collateral Agent to the Obligations, such proceeds to be immediately credited after final payment in cash or solvent credits of the items giving rise to them. Notwithstanding anything to the contrary in the foregoing, the Collateral Agent shall not deliver any "entitlement order" (within the meaning of Section 8-102 of the UCC), instruction, "Notice of Sole Control" or other order to any financial institution or securities intermediary with respect to any Collateral of a Grantor unless an Event of Default has occurred and is continuing.

      Section 12. Further Assurances.

      (a) Each Grantor, at its own expense, shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Collateral Agent may reasonably require more completely to vest in and assure to the Collateral Agent and the Secured

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Creditors their respective rights hereunder or in any of the Collateral, including, without limitation, (a) authorizing, delivering and, where appropriate, filing financing statements and continuation statements under the Uniform Commercial Code of any applicable jurisdiction, (b) using commercially reasonable efforts to obtain governmental and other third party consents and approvals, (c) using commercially reasonable efforts to obtain waivers from mortgagees and landlords and (d) taking all actions required by Sections 8-106 and 9-106 of the Uniform Commercial Code in each relevant jurisdiction with respect to certificated and uncertificated securities.

      Section 13. Power of Attorney.

      (a) Appointment and Powers of Collateral Agent. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Collateral Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in compliance with the UCC and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do at such Grantor's expense, at any time, or from time to time, (i) after the occurrence and during the continuance of an Event of Default, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral, and (ii) at any time all acts and things which the Collateral Agent reasonably deems necessary to maintain the perfection and priority of the Collateral Agent's security interest in the Collateral, in each case, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do, including, without limitation, (x) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes that are included within the Collateral, (y) upon written notice to such Grantor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Collateral Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (z) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral. This power of attorney is a power coupled with an interest and shall terminate upon the termination of this Agreement pursuant to Section 22.

      (b) Ratification by the Grantors. To the extent permitted by law, each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

      (c) No Duty on Collateral Agent. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Collateral Agent and the Secured Creditors in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. The Collateral Agent shall be accountable only for the amounts that it actually receives

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as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act, except for the Collateral Agent's own gross negligence or willful misconduct.

      Section 14. Remedies. If an Event of Default shall have occurred and be continuing, the Collateral Agent may, without notice to or demand upon any Grantor, declare this Agreement to be in default, and the Collateral Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of such jurisdiction, including, without limitation, the right to take possession of the Collateral, and for that purpose the Collateral Agent may enter upon any premises on which the Collateral may be situated and remove the same therefrom. In addition, if an Event of Default shall have occurred and be continuing, the Collateral Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within Los Angeles County, California or at such other locations as the Collateral Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Collateral Agent shall give to the applicable Grantor at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, each Grantor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Collateral Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

      Section 15. No Waiver, etc. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, each Grantor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Collateral Agent may deem advisable. The Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 13(e). The Collateral Agent shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and in accordance with Section 13(e) of the Note and Warrant Purchase Agreement. No delay or omission on the part of the Collateral Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Collateral Agent with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Collateral Agent deems expedient.

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      Section 16. Marshalling. Neither the Collateral Agent nor any Secured
Creditor shall be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Collateral Agent hereunder and of the Collateral Agent or any Secured Creditor in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

      Section 17. Proceeds of Dispositions; Expenses. Except as expressly provided elsewhere in this Agreement or in the Note and Warrant Purchase Agreement, all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral for, and/or then, or at any time thereafter, applied in full or in part by the Collateral Agent against, the Obligations in the following order of priority:

      (i) First, to the payment of, or (as the case may be) the reimbursement of, the Collateral Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Collateral Agent in connection with the collection of such monies by the Collateral Agent, for the exercise, protection or enforcement by the Collateral Agent of all or any of the rights, remedies, powers and privileges of the Collateral Agent under this Agreement or any of the other Transaction Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Collateral Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Collateral Agent to such monies;

      (ii) Second, to all other Obligations (for the ratable benefit of the holders thereof); provided, however, that distributions shall be made pari passu among each type of Obligation owing to the Secured Creditors, such as interest, principal, fees and expenses, among the Secured Creditors pro rata;

      (iii) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Secured Creditors of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-615(a)(3) of the UCC or otherwise in accordance with applicable law or pursuant to an order of a court of competent jurisdiction; and

      (iv) Fourth, the excess, if any, shall be returned to the Grantors or to such other Persons as are entitled thereto.

      Section 18. Overdue Amounts. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after

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judgment, interest at the rate of interest after an Event of Default set forth in the Note and Warrant Purchase Agreement.

      Section 19. Governing Law; Terms. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note and Warrant Purchase Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

      Section 20. Consent to Jurisdiction and Service of Process. ANY AND ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY NEW YORK STATE COURT LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR IN ANY FEDERAL DISTRICT COURT IN THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH GRANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH GRANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH GRANTOR. Each Grantor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such Grantor at its address set forth below its signature hereto, such service being hereby acknowledged by such Grantor to be sufficient for personal jurisdiction in any action against such Grantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Collateral Agent to bring proceedings against any Grantor in the courts of any other jurisdiction.

      Section 21. Waiver of Jury Trial. EACH OF THE GRANTORS AND COLLATERAL AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the Grantors and the Collateral Agent acknowledges that this waiver is a material inducement for each of the Grantors and the Collateral Agent to enter into a business relationship, that each of the Grantors and the Collateral Agent has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each of the Grantors and the Collateral Agent further warrants and represents that it has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A WRITTEN AMENDMENT TO THIS AGREEMENT WHICH MAKES SPECIFIC REFERENCE TO THIS SECTION), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

      Section 22. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon each Grantor and their respective successors and assigns, and shall inure to the benefit of the Collateral Agent, the Secured Creditors and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. Each Grantor acknowledges receipt of a copy of this Agreement.

      Section 22. Termination. Upon the indefeasible payment in full in cash of all Obligations, the security interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors. Upon any such termination, the Collateral Agent will promptly execute, if applicable, and deliver to the Grantors, or authorize the Grantors to prepare and file, as applicable, such instruments as may be reasonably requested by the Grantors to evidence such termination, including properly completed UCC-3 Financing Statements; provided, that all such instruments (including UCC-3 Financing Statements) shall be prepared by and at the expense of the Grantors.

      Section 23. Collateral Agent as Agent. The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Holders. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Note and Warrant Purchase Agreement and upon the instructions of the Holders, who by their acceptance of the benefits of this Agreement and the other Transaction Documents, hereby agree to be bound by such instructions.

      Section 24. Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Grantors, at the address set forth beneath their signatures hereto, and if to the Collateral

Agent, at the address set forth beneath its signature below, or at such address as either party may designate in writing to the other.

      Section 25. Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor therefrom shall be effective unless the same shall be in writing and otherwise in accordance with the requirements of the Note and Warrant Purchase Agreement. No failure on the part of Collateral Agent or any other Secured Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                         [Signatures begin on next page]

      IN WITNESS WHEREOF, intending to be legally bound, each Grantor has caused this Security Agreement to be duly executed as of the date first above written.

ARTISTDIRECT, INC., a Delaware           MEDIADEFENDER, INC., a Delaware
corporation                              corporation

By: /s/ Robert N. Weingarten             By: /s/ Octavio Herrera
    ------------------------------           ---------------------------------
Name: Robert N. Weingarten               Name: Octavio Herrera
Title: Chief Financial Officer           Title: Secretary

Notice Address:                          Notice Address:

c/o ARTISTdirect, Inc.                   MediaDefender, Inc.
10900 Wilshire Boulevard                 4505 Glencoe Avenue
Los Angeles, CA 90024                    Marina Del Ray, CA 90292
Attention: Jonathan Diamond              Attention: Chief Executive Officer
Telephone: (310) 443-5360                Telephone: (310) 306-9110
Facsimile: (310) 443-5361                Facsimile: (310) 306-9869

ARTISTDIRECT INTERNET GROUP, INC.,       ARTISTDIRECT DIGITAL, INC., a Delaware
a Delaware corporation                   corporation

By: /s/ Robert N. Weingarten             By: /s/ Robert N. Weingarten
    ------------------------------           ------------------------------
Name: Robert N. Weingarten               Name: Robert N. Weingarten
Title: Secretary                         Title: Secretary

Notice Address:                          Notice Address:

c/o ARTISTdirect Internet Group, Inc.    c/o ARTISTdirect Digital, Inc.
10900 Wilshire Boulevard                 10900 Wilshire Boulevard
Los Angeles, CA 90024                    Los Angeles, CA 90024
Attention: Jonathan Diamond              Attention: Jonathan Diamond
Telephone: (310) 443-5360                Telephone: (310) 443-5360
Facsimile: (310) 443-5361                Facsimile: (310) 443-5361

Accepted:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By: /s/ Brad E. Scarbrough
    ----------------------------------
Name:  Brad E. Scarbrough
Title: Vice President

Notice Address:

U.S. Bank National Association
633 West Fifth Street, 24th Floor
Los Angeles, CA 90071
Attention: Corporate Trust Services
(ARTISTdirect, Inc. 2005 Security Agreement)

With a copy to:

STATE OF CALIFORNIA        )
                           )      ss.
COUNTY OF LOS ANGELES      )

            On July 24, 2005, before me, Sharon Rose Hatch, a notary public in and for said State, personally appeared Robert N. Weingarten, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.

Signature /s/ Sharon Rose Hatch
          ----------------------------
 (Seal)

STATE OF CALIFORNIA        )
                           )      ss.
COUNTY OF LOS ANGELES      )

            On July 25, 2005, before me, Samuel Ron Young, a notary public in and for said State, personally appeared Octavio Herrera, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.

Signature /s/ Samuel Ron Young
          ----------------------------
 (Seal)

STATE OF CALIFORNIA        )
COUNTY OF LOS ANGELES      )

            On July 22, 2005, before me, Regina T. Lumanlan, a notary public in and for said State, personally appeared Brad E. Scarbrough, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal.

Signature /s/ Regina T. Lumanlan
          ----------------------------
 (Seal)

                                    Exhibit A
                              To Security Agreement

                         Form of Perfection Certificate

                                [NAME OF COMPANY]

            The undersigned, the ________________ of _________________________,
a ______________________ (the "Grantor"), hereby certifies, with reference to a certain Security Agreement dated as of July 28, 2005 (terms defined in such Security Agreement having the same meanings herein as specified therein), among the Grantor, certain affiliates of the Grantor and U.S. Bank National Association, as Collateral Agent (the "Collateral Agent"), for itself and the holders of the Notes (the "Holders") which are or may become parties to that certain Note and Warrant Purchase Agreement dated as of July 28, 2005 (as may be amended, restated, supplemented or otherwise modified from time to time, and any replacement or refinancing thereof, the "Note and Warrant Purchase Agreement"), among ARTISTDirect, Inc. (the "Company"), and the Holders:

      1. Name. The exact legal name of the Grantor as that name appears on its Articles of Incorporation is as follows:

      2.    Other Identifying Factors.

      2.1   The following is a mailing address for the Grantor: [address]

      2.2. If different from its indicated mailing address, the Grantor's place of business or, if more than one, its chief executive office, is located at the following address: [address]

      2.3.  The following is the type of organization of the Grantor:

      2.4.  The following is the jurisdiction of the Grantor's organization:

      2.5. The following is the Grantor's state issued organizational identification number [state "None" if the state does not issue such a number]:

      3.    Other Names, etc.

      3.1. The following is a list of every business or organization to which the Grantor became the successor by merger, consolidation, acquisition of assets, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

      3.2. The following is a list of all other names (including trade names or similar appellations) used by the Grantor, or any of the businesses or organizations described in Section 3.1:

      4.    Other Current Locations.

      4.1. The following are all locations in the United States of America in which the Grantor maintains any books or records relating to any of the Collateral consisting of accounts, instruments, chattel paper, general intangibles or mobile goods:

Address                             County                   State & Zip Code
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------

      4.2. The following are all places of business of the Grantor in the United States of America:

Address                             County                   State & Zip Code
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------

      4.3. The following are all locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:

Address                             County                   State & Zip Code
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------

      4.4. The following are the names and addresses of all persons or entities other than the Grantor, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment:

Name                           Street Address            City, State & Zip Code
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------

      4.5. The following are all places of business of the Grantor outside the United States of America:

Address                                                   Country
--------------------------------------------     ------------------------
--------------------------------------------     ------------------------
--------------------------------------------     ------------------------
--------------------------------------------     ------------------------
--------------------------------------------     ------------------------
--------------------------------------------     ------------------------

      5.    Prior Locations.

      5.1. The following are all locations or places of business previously maintained by the Grantor at any time during the past five years in a state in which the Grantor has previously maintained a location or place of business at any time during the past four months:

Address                             County                   State & Zip Code
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------

      5.2. The following are all locations at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Address                             County                  State & Zip Code
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------
----------------------    -------------------------     ------------------------

      6. Fixtures. Attached hereto as Schedule 6 is (i) the information required by Uniform Commercial Code Section 9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and (ii) the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

      7. Unusual Transactions. Except for those purchases, acquisitions and other transactions described in Section 3.1 or on Schedule 7 attached hereto, all of the Collateral (i) has been originated by the Grantor in the ordinary course of the Grantor's business or (ii) consists of goods which have been acquired by the Grantor in the ordinary course from a person in the business of selling goods of that kind.

      8. Intellectual Property. Attached hereto as Schedule 8 is a complete list of all patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Grantor.

                            [signature page follows]

      IN WITNESS WHEREOF, I have hereunto signed this Certificate on this ____ day of ____________, 2005.

_________________________________

Name:

Title